Exhibit 4.1

COUNTERSIGNED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (New York, NY) TRANSFER AGENT BY AUTHORIZED OFFICER QUINTANA SHIPPING LTD . Specimen SHARES QUINTANA SHIPPING LTD. QSL INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS SEE REVERSE FOR CERTAIN DEFINITIONS CUS I P 6 8 3 7 5 N 1 0 3 THIS IS TO CERTIFY THAT IS THE OWNER OF FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF QUINTANA SHIPPING LTD. transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: MARSHALL ISLANDS VIKTORIA POZIOPOULOU HEAD LEGAL COUNSEL AND SECRETARY ELEFTHERIOS A. PAPATRIFON CHIEF EXECUTIVE OFFICER

For value received, hereby sell, assign and transfer unto The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: Additional abbreviations may also be used though not in the above list. TEN COM TEN ENT JT TEN as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT –– Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) __ __ __ PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares Attorney of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated Signature(s) Guaranteed: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. NOTICE: Specimen